AMERICAN HOME PRODUCTS CORPORATION

                             STOCK OPTION AGREEMENT

                           FOR NON-EMPLOYEE DIRECTORS

                              (Transferable Option)

                         UNDER STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

[Name and address]       DATED:

                         OPTION PRICE: [Insert Fair Market Value on Grant Date]

                         NON-QUALIFIED STOCK OPTION SHARES:  [3,000]


1. Under the terms and conditions of this Agreement and of the American
Home Products Corporation (the "Company") Stock Option Plan for Non-Employee Directors (the "Plan"), a copy of which is attached hereto and incorporated herein by reference, the Company hereby grants to the undersigned Optionee an option or options (together, the "Option") to purchase the number of shares of the Company's Common Stock as specified above ("Option Shares") at the option price specified above. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Plan.

2. This Option may be exercised as provided in Sections 7 and 8 of the Plan.

3. This Option shall expire upon the date that is ten years from the date of grant or earlier as provided in Section 8(b) of the Plan.

4. This Option may be exercised by sending the Treasurer of the Company an option exercise notice indicating the number of Option Shares for which the Option is to be exercised subject to the provisions of Sections 7(a) and 7(b) of the Plan, and the form in which the certificates are to be registered for Option Shares purchased in the name of the Optionee (or a permitted Transferee (as defined in paragraph 5, below), or in the Optionee's name and that of another person(s) as joint tenants with the right of survivorship). This notice shall be accompanied by payment of the purchase price calculated pursuant to and in the form set forth in Section 7(c) of the Plan.

5. This Option is not transferable or assignable other than by will or by the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee except that the Optionee may irrevocably transfer all or a portion of the Options to (i) the spouse (current or former), children, stepchildren, grandchildren or step-grandchildren of the Optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a general or limited partnership or other entity in which such Immediate Family Members are the only partners or beneficial owners, or (iv) any other party permitted by the Committee under the Stock Incentive Plan, provided that, except as set forth in the Stock Incentive Plan,
(x) there may be no consideration for any such transfer, (y) the Optionee submits to the Company an Option Transfer Form duly completed and executed by the Optionee and the Transferee in the form attached as Exhibit A hereto, and
(z) subsequent transfers shall be prohibited except by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of the Plan the term "Optionee" shall be deemed to include a permitted transferee hereunder (the "Transferee"), and provided, further, that (i) the provisions of Section 8 of the Plan with respect to the Optionee's death, disability, retirement or other termination of service as a member of the Board shall continue to be applied with respect to the Optionee, and following any such events, the transferred Option shall be exercisable by the Transferee only to the extent, and for the periods specified in the Plan, and (ii) the cashless exercise program which may be referred to under the Stock Incentive Plan shall not apply to the Transferee unless specifically permitted by the Committee.

6. After the Optionee's death, the Option may be exercised only by the Optionee's legal representative or legatee or such other person designated by an appropriate court as the person entitled to make such exercise or, subject to paragraph 5 above, by other Transferees. The Option may be exercised after the Optionee's death by any permitted distributee or the Transferee only to the extent that the Optionee was entitled to exercise it at the time of the Optionee's death.

7. Subject to the express provisions of the Plan, this Agreement and the Plan are to be interpreted and administered by the Committee or any successor thereto, whose determination will be final.

8. This Agreement shall be governed by the laws of the State of Delaware and in accordance with such federal law as may be applicable.

                                          AMERICAN HOME PRODUCTS CORPORATION
                                          /S/ John R. Stafford
                                          Chairman of the Board

Accepted and agreed to:


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Optionee's Signature

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Optionee's Social Security Number

                                                                  EXHIBIT A


                              OPTION TRANSFER FORM

Reference is made to the Stock Option Agreement, dated _____________________ (the "Agreement"), under which American Home Products Corporation (the "Company") granted to the undersigned transferor ("Optionee") non-qualified stock options covering _________________ shares of the Company's Common Stock under the Stock Option Plan for Non-Employee Directors (the "Plan"). Capitalized terms used herein without definition are used as defined in the Agreement and the Plan. The Optionee hereby transfers non-qualified stock options covering __________________ shares of the Company's Common Stock (the "Options") granted under the Plan pursuant to the Agreement to the following transferee (the "Transferee"):


_____________________
Name of person or entity


_____________________
Social security or tax ID number


_____________________
Type of entity (if applicable)


_____________________
Relationship to Optionee


_____________________
Address

The Optionee and, by its execution of this form, the Transferee, hereby represent and warrant to the Company that the Transferee is a permitted transferee in accordance with paragraph 5 of the Agreement and under Section 12(d) of the Plan. It is understood and agreed by Optionee and Transferee that
(i) the Committee shall be entitled, in its sole discretion, to determine whether such transfer is in accordance with such requirements, and (ii) the Company and the Committee shall be under no obligation to notify the Transferee of the termination date of any Option transferred hereunder.

The Transferee hereby agrees, subject to paragraph 5 of the Agreement, to be bound by all of the terms, conditions and limitations set forth in the Agreement and the Plan binding upon the Optionee under the Agreement, and specifically understands that (i) the provisions of Section 8 of the Plan with respect to the Optionee's death, disability, retirement or other termination of service as a member of the Board shall continue to be applied with respect to the Optionee, and following any such events, the transferred Options shall be exercisable by the Transferee only to the extent, and for the periods specified in the Plan, and (ii) the Options may not, without the consent of the Committee, be transferred by the Transferee except by will or pursuant to the laws of descent and distribution. The Transferee understands and acknowledges that any shares of Common Stock purchased by the Transferee pursuant to the Options may not be registered under the Securities Act of 1933, as amended, and that such shares may contain a restrictive legend in substantially the form as set forth below (in addition to any legend required under applicable state securities laws):

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

In order to enforce the foregoing, the Company may impose stop-transfer instructions with respect to such securities until such time as the Company is reasonably satisfied that such restrictions are no longer applicable to the sale of such securities.

The Optionee further represents and warrants to the Company and the Transferee that (i) Optionee has delivered to the Transferee a copy of the Agreement and the Plan, (ii) Optionee has consulted with qualified income and estate tax advisors in determining to transfer the Options to the Transferee or waives any such requirement to do so, and (iii) Optionee has considered and understands each of the following:

         1.       The transfer to the Transferee is irrevocable.

         2. Optionee will not control the exercise of the Options once they have been transferred.

         3. Optionee is assuming all of the risks and possible consequences associated with the transfer of the Options, and acknowledges that the Company and its representatives are not responsible or liable for any tax, penalty, judgment or outcome resulting from the transfer of the Options.

OPTIONEE:                                   TRANSFEREE:


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Date:                                       Date: